Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

EXHIBIT A
CHANGE MANAGEMENT FORM
Comcast and Support.com
(No. 11 to SOW#3)

Program: Support.com, Inc. (“Vendor”), XH Remote Support (“SOW 3”) dated March 21, 2014		PCR No.:
Originator: Joy Park		Date: 12/12/16
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work at Home
Requested Implementation Date: 01/01/17
Estimated Hours: (LOE)	☒ Billable ☐Non-Billable	Billing Rate/Hour: See SOW
Fixed Fee Cost (if applicable)
Type of Change: Extend Term of CMF
Scope of Change:	☒ Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: Comcast and Vendor agree to extend the term of the CMF for the XH Incentive dated May 24, 2016 as stated in detail below.  Unless specifically provided in this Change Management Form, all other terms of SOW 3 remain unchanged.

Area(s) of Change
☐ Accounting/Payroll		☐ Network
☐ Data Processing		☐ Resource Planning
☐ General Facilities		☐ Quality Assurance
☐ Human Resources		☐ Telecom
☐ IT/BI		☐ Training
☐ Operations		☐ Recruiting
☒ Other: Extend Term
Effective January 1, 2017, the parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to extend the term of the CMF for the XH Incentive dated May 24, 2016 from [***] to [***].  Notwithstanding the foregoing, Comcast shall have the right to terminate this incentive, at any time and for any reason.

Comcast Authorization
Comcast Representative’s Signature	/s/ Joy Park

Print Name	Joy Park	Date	02/06/2017

Support.com Authorization
Support.com Representative’s Signature	/s/ Roop Lakkaraju

Print Name	Roop Lakkaraju	Date	12/15/2016

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***